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                                                                    EXHIBIT 10.1







                              COLLEGECLUB.COM, INC.

                           THIRD AMENDED AND RESTATED

                           INVESTORS' RIGHTS AGREEMENT

                       ----------------------------------

                                 MARCH 27, 2000


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                                TABLE OF CONTENTS

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                                                                                                               Page
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
1.       REGISTRATION RIGHTS.....................................................................................3

         1.1      DEFINITIONS....................................................................................3

         1.2      DEMAND REGISTRATION............................................................................4

         1.3      COMPANY REGISTRATION...........................................................................6

         1.4      FORM S-3.......................................................................................7

         1.5      EXPENSES OF REGISTRATION.......................................................................8

         1.6      REGISTRATION PROCEDURES........................................................................9

         1.7      INDEMNIFICATION...............................................................................10

         1.8      INFORMATION BY HOLDER.........................................................................12

         1.9      RULE 144 REPORTING............................................................................12

         1.10     TRANSFER OF REGISTRATION RIGHTS...............................................................13

         1.11     "MARKET STAND-OFF" AGREEMENT..................................................................13

         1.12     TERMINATION OF RIGHTS.........................................................................13

2.       RIGHT OF FIRST OFFER TO PURCHASE EQUITY SECURITIES.....................................................14

         2.1      PURCHASE RIGHT................................................................................14

         2.2      NOTICE OF INTENT TO SELL AND ISSUE............................................................14

         2.3      INVESTOR FAILURE TO PURCHASE..................................................................14

         2.4      INVESTOR PURCHASE.............................................................................15

         2.5      EXCLUDED SECURITIES...........................................................................15

         2.6      TERMINATION...................................................................................15

         2.7      EQUITY SECURITIES.............................................................................15

3.       RIGHT OF FIRST REFUSAL.................................................................................15

         3.1      NOTICE........................................................................................15


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         3.2      EXERCISE OF RIGHT OF FIRST REFUSAL............................................................16

         3.3      SETTLEMENT....................................................................................17

         3.4      REVIVAL OF RIGHT OF FIRST REFUSAL.............................................................17

4.       CO-SALE RIGHT..........................................................................................17

         4.1      NOTICE OF SALES...............................................................................17

         4.2      CO-SALE RIGHT.................................................................................18

         4.3      DELIVERY OF CERTIFICATES......................................................................18

         4.4      TRANSFER......................................................................................18

         4.5      NO ADVERSE EFFECT.............................................................................19

         4.6      PERMITTED TRANSACTIONS........................................................................19

         4.7      TERMINATION OF RIGHTS.........................................................................19

         4.8      ASSIGNMENT OF RIGHTS..........................................................................19

         4.9      PROHIBITED TRANSFERS..........................................................................19

         4.10     LEGENDED CERTIFICATES.........................................................................19

5.       BOARD VISITATION.......................................................................................20

6.       AMENDMENT, RESTATEMENT AND WAIVER OF RIGHTS OF PARTIES TO PRIOR RIGHTS AGREEMENT; ADDITION OF PARTIES..20

         6.1      AMENDMENT, RESTATEMENT OF PRIOR RIGHTS AGREEMENT; APPROVAL OF GRANT OF RIGHTS TO INVESTORS....20

         6.2      WAIVER OF RIGHT OF FIRST REFUSAL..............................................................20

7.       INFORMATION RIGHTS; ADDITIONAL COVENANTS...............................................................20

         7.1      FINANCIAL STATEMENTS AND INFORMATION..........................................................20

         7.2      INSPECTION....................................................................................21

         7.3      NOTICE OF CERTAIN EVENTS......................................................................21

8.       GENERAL............................................................................................... 21

         8.1      WAIVERS AND AMENDMENTS........................................................................21


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         8.2      GOVERNING LAW.................................................................................22

         8.3      SUCCESSORS AND ASSIGNS........................................................................22

         8.4      ENTIRE AGREEMENT..............................................................................22

         8.5      NOTICES, ETC..................................................................................22

         8.6      SEVERABILITY..................................................................................22

         8.7      TITLES AND SUBTITLES..........................................................................22

         8.8      COUNTERPARTS..................................................................................23

         8.9      QUALIFIED SMALL BUSINESS STOCK STATUS.........................................................23

         8.10     AFFILIATED FUNDS..............................................................................23


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                              COLLEGECLUB.COM, INC.
                           THIRD AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT



         THIS THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (the "Agreement") is entered into as of March 27, 2000, by and among COLLEGECLUB.COM, INC., a Delaware corporation (the "Company"), and the entities and individuals listed on the EXHIBIT A attached hereto (the "Investors") and, for the purpose of Sections 3 and 4 only, Michael C. Pousti, Jr. ("Pousti").

                                    RECITALS:

         A. Certain of the Investors previously purchased from the Company shares of the Company's Series B Preferred Stock and Series B-1 Preferred Stock and concurrently therewith entered into an Amended and Restated Investors' Rights Agreement setting forth certain registration and other rights of such Investors (the "First Rights Agreement").

         B. The Company and certain of the Investors entered into a Series
C Preferred Stock Purchase Agreement pursuant to which certain of the Investors purchased from the Company shares of the Company's Series C Preferred Stock. CollegeStudent.com, Inc., a Texas corporation ("CollegeStudent.com") and the Company entered into an Agreement and Plan of Merger (the "CollegeStudent Merger Agreement") pursuant to which the Company issued to certain Investors (the "CollegeStudent.com Investors") shares of the Company's Common Stock and Series C-1 Preferred Stock and concurrently therewith the Investors holding Series B Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock and the CollegeStudent.com Investors entered into the Second Amended and Restated Investors' Rights Agreement which replaced the First Rights Agreement ("Second Rights Agreement" and collectively with the First Rights Agreement, the "Prior Rights Agreement").

         C. The Company, Versity.com, Inc., a Delaware corporation
("Versity"), certain shareholders of Versity.com (the "Versity Investors"), and Ver Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent ("Acquisition"), intend to enter into that certain Agreement and Plan of Merger (the "Versity Merger Agreement"), providing for the merger of Acquisition with and into Versity, pursuant to which the Versity Investors will be exchanging their shares of common stock of Versity for shares of Common Stock of the Company. In addition, the Company is issuing shares of the Company's Series C-2 Preferred Stock in connection with a strategic alliance it is entering into with National Broadcasting Company, Inc., a Delaware corporation ("NBC").

         D. By this Agreement, the Company and the Investors desire to amend and restate the Second Amended and Restated Investors' Rights Agreement and set forth certain registration and other rights of the parties as set forth below.


                                       1
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                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the parties agree as follows:


                                       2
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         1. REGISTRATION RIGHTS.

                  1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                           (a) The terms "register," "registered" and
"registration" refer to a registration effected by the preparation and filing of a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of the effectiveness of such registration statement.

                           (b) The term "Registrable Securities" means (i) any
and all shares of Common Stock of the Company issued or issuable upon conversion of the Company's Series B Preferred Stock and Series B-1 Preferred Stock (including any shares issuable under the Antidilution Agreements, as defined in Section 2.5) (collectively, "Series B Shares"), (ii) any and all shares of Common Stock of the Company issued or issuable upon conversion of the Company's Series C Preferred Stock (the "Series C Shares"), (iii) any and all shares of Common Stock of the Company issued pursuant to the CollegeStudent Merger Agreement, (iv) any and all shares of Common Stock of the Company issued pursuant to the Versity Merger Agreement, (v) any and all shares of Common Stock of the Company issued or issuable upon conversion of the Company's Series C-1 Preferred Stock issued pursuant to the CollegeStudent Merger Agreement (the "Series C-1 Shares"), (vi) any and all shares of Common Stock of the Company issued or issuable upon conversion of the Company's Series C-2 Preferred Stock (the "Series C-2 Shares") and (vii) any and all shares of Common Stock of the Company issued in lieu of stock referred to in clauses (i), (ii), (iii), (iv),
(v) or (vi) in any reorganization (except on acquisition of the Company by a public company), or (vii) stock issued in respect of the stock referred to in
(i), (ii), (iii), (iv), (v), (vi) or (vii) as a result of a stock split, stock dividend, other distribution, recapitalization or the like.

                           (c) The terms "Holder" or "Holders" means any person
or persons to whom Registrable Securities were originally issued or qualifying transferees under Section 1.10 hereof who hold Registrable Securities.

                           (d) The term "Initiating Holders" means any Holder or
Holders of 2% or greater of the aggregate of the Registrable Securities then outstanding.

                           (e) The term "SEC" means the Securities and Exchange
Commission.

                           (f) The term "Registration Expenses" shall mean all
expenses incurred by the Company in complying with Sections 1.2, 1.3 and 1.4 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one counsel for the Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).


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                  1.2      DEMAND REGISTRATION.

                           (a) REQUEST FOR REGISTRATION. In case the Company
shall receive from Convergence Partners I, LP or an affiliated stockholder ("Convergence"), Sony Corporation of America or an affiliated stockholder ("Sony"), or funds controlled by J. & W. Seligman & Co. Incorporated ("Seligman") (such holders the "Requesting Holders"), a written request that the Company file a registration statement under the Securities Act covering the registration of at least 25% of the aggregate number of Registrable Securities then held by such Requesting Holders, the Company will:

                                    (i) promptly (and in any event within 10
days after receipt thereof) give written notice of the proposed registration, qualification or compliance to all other Holders; and

                                    (ii) as soon as practicable, use its best
efforts to effect all such registrations, qualifications and compliances (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided that the Company shall not be obligated to take any action to effect such registration, qualification or compliance pursuant to this Section 1.2:

                                             a) at any time prior to the earlier
of (i) nine (9) months following the effective date of the registration statement on Form S-1 under the Securities Act for the Company's initial registered firm commitment underwritten public offering resulting in gross proceeds (net of underwriting discounts and commissions) to the Company of at least $19,000,000 and with a public offering price of at least $6.33 per share (as adjusted for any stock split, dividend, combination or the like) (the "IPO") of its securities to the general public (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction) or (ii) April 30, 2002;

                                             b) in any particular jurisdiction
in which the Company would be required to execute a general qualification or compliance unless the Company is already subject to service in such jurisdiction and except as required by the Securities Act;

                                             c) after the Company has effected
one (1) such registration pursuant to Section 1.2(a) and such registration has been declared or ordered effective;

                                             d) unless the anticipated aggregate
proceeds, net of underwriting discounts and commissions, for such registration are at least Five Million Dollars ($5,000,000).

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         Subject to the foregoing clauses (a) through (d), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, but in any event within sixty (60) days, after receipt of the request of the Requesting Holders; provided, however, that if the Company shall furnish the Requesting Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be detrimental to the Company and its stockholders for such registration statement to be filed at the date filing would be required and it is therefore essential to defer the filing of such registration statement, the Company shall have an additional period of not more than ninety
(90) days after the expiration of the initial 60-day period within which to file such registration statement; provided, however, that the Company may not utilize this right more than once in any twelve month period.

                           (b) UNDERWRITING. If the Requesting Holders intend to
distribute the Registrable Securities covered by their request by means of an underwriting, such Requesting Holders shall so advise the Company as part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in Section 1.2(a)(i). In such event, the underwriter shall be selected by mutual agreement of the Company and the requesting Holder. The right of any other Holder to include its Registrable Securities in the registration made pursuant to this Section 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by the requesting Holder and such other Holder) to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Requesting Holders and the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders; PROVIDED, HOWEVER, that Registrable Securities held by Holders other than Sony, Convergence, funds advised by Seligman, the Holders of the Series C Shares, the holders of the Series C-1 Shares, and the Holders of the Series C-2 Shares shall be excluded first pro rata from the registration and PROVIDED, FURTHER, that the Registrable Securities held by Holders who were not Requesting Holders shall be excluded next from the registration so that the Requesting Holders shall be entitled to include their Registrable Securities in the registration to the maximum extent permitted by the underwriter, and PROVIDED, FURTHER, that any further cutbacks shall be made among the Requesting Holders in proportion to the number of Registrable Securities being offered by such Requesting Holders. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the underwriter and the Holder requesting registration. Any Registrable Securities which are excluded from the underwriting by reason of the underwriter's marketing limitation or withdrawn from such underwriting shall be withdrawn from such registration.

                           (c) COMPANY SHARES. If the managing underwriter has
not limited the number of Registrable Securities to be underwritten pursuant to subsection (b) above, the

Company may include securities for its own account or for the account of others in such registration if the managing underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

                  1.3 COMPANY REGISTRATION.

                           (a) REGISTRATION. If at any time or from time to
time, the Company shall determine to register any of its securities, for its own account or the account of any of its stockholders, other than a registration on S-8 relating solely to employee stock option or purchase plans, or a registration relating solely to an SEC Rule 145 transaction, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered or a registration on any other form (other than Form S-1, S-2, S-3, SB-1 or SB-2, or their successor forms) or any successor to such forms, which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                                (i) promptly give to each Holder of at least
300,000 shares of Registrable Securities issued or issuable in connection with the Versity Merger Agreement or upon conversion of the Company's Series B Preferred Stock or Series B-1 Preferred Stock, or in the case of Sony, both aggregated together (as adjusted for stock splits, dividends, combinations or the like), and each holder of Series C Shares, Series C-1 Shares, or Series C-2 Shares (each a "Qualified Holder"), written notice thereof; and

                                (ii) include in such registration (and
compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Qualified Holder, except as set forth in Section 1.3(b) below.

                           (b) UNDERWRITING. If the registration of which the
Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.3(a)(i). In such event the right of any Holder to registration pursuant to this Section 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, and (i) if such registration is the first registered offering of the sale of the Company's securities to the general public, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting on a pro rata basis according to the number of shares of Registrable Securities held by such Holder as a percentage of the total number of Registrable Securities, or may exclude Registrable Securities entirely from such registration and underwriting, PROVIDED that all securities other than Registrable Securities are first excluded from such registration; or (ii) if such registration is other than the first registered offering of the sale of the Company's securities to the general public, the underwriter may limit the amount of Registrable Securities to be included in the registration and underwriting by the Company's stockholders on a pro rata basis according to the number of shares of Registrable Securities held by such Holder as a percentage of the total number of Registrable Securities; PROVIDED, HOWEVER, the number of Registrable Securities to be included in such registration and underwriting under this Section 1.3(b) shall not be reduced to less than thirty percent (30%) of the aggregate securities included in such registration without the prior consent of the Holders holding at least a majority of the Registrable Securities requested to be included in such registration and underwriting. The Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto. If any Holder disapproves of the terms of the any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         For any selling Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single selling Holder such that any pro rata reduction with respect to such selling Holder shall be based upon the aggregate amount of Registrable Securities owned by all entities and individuals included in such selling Holder.

                  1.4 FORM S-3. In addition to the rights and obligations set forth in Section 1.2 and 1.3 above, if the Company shall receive from Initiating Holders a written request that the Company file a registration statement on Form S-3 (or any successor to Form S-3) for a public offering of shares of Registrable Securities and any related qualification or compliance, the reasonably anticipated aggregate price to the public of which (net of underwriting discounts and commissions) would equal at least $1,000,000 and the Company is then a registrant entitled to use Form S-3 to register the shares for such an offering, the Company will give prompt written notice of the proposed registration, qualification and compliance to all other Holders and shall file such registration statement within sixty (60) days after receipt of the request from the Initiating Holders and shall use its best efforts to cause such shares to be registered for the offering as may be requested in writing within fifteen
(15) days after receipt of such written notice from the Company as soon as practicable on Form S-3 (or any successor form to Form S-3); PROVIDED, HOWEVER, the Company shall not be required to effect a registration pursuant to this
Section 1.4:

                           (a) in any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                           (b) if the Company, within ten (10) days of the
receipt of the request of the Initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the SEC within sixty (60) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities);

                           (c) during the period starting with the date of
filing of, and ending on a date one hundred eighty (180) days following the effective date of, a registration statement pursuant to Sections 1.2 or 1.3, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and further provided that no other person or entity could require the Company to file a registration statement in such period;

                           (d) if the Company has effected two (2) registrations
pursuant to this Section 1.4 within the 12-month period prior to the date of such request; or

                           (e) if the Company shall furnish to such Initiating
Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its stockholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, in which case the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders under this Section 1.4, provided that the Company may not defer such filing pursuant to this Section 1.4 more than once in any 12-month period.

         In the event such Initiating Holders propose to offer the shares of Registrable Securities pursuant to this Section 1.4 by means of an underwriting, the proposed underwriters shall be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. The Company shall give written notice to all Holders of the receipt of a request for registration pursuant to this Section 1.4 and shall provide a reasonable opportunity for other Holders to participate in the registration, provided that if the registration is for an underwritten offering, the terms of Section 1.2(b) shall apply to all participants in such offering. Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

                  1.5 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 1 shall be borne by the Company except as follows:

                           (a) The Company shall not be required to pay for
expenses of any registration proceeding begun pursuant to Sections 1.2 or 1.4, the request for which has been subsequently withdrawn by the Requesting Holders or the Initiating Holders, in which case such expenses shall be borne by all of the participating Holders unless, at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Requesting Holders or the Initiating Holders at the time of their request.

                           (b) The Company shall not be required to pay
underwriters' fees, discounts or commissions, or stock transfer taxes relating to Registrable Securities. The Company shall be required to pay the reasonable fees and disbursements of one counsel for the Holders to be selected by Holders of a majority of the Registrable Securities.

                  1.6 REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Rights Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company will as expeditiously as reasonably possible:

                           (a) Prepare and file with the SEC a registration
statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective until the distribution contemplated by such registration statement is complete.

                           (b) Prepare and file with the SEC such amendments and
supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                           (c) Furnish to the Holders such numbers of copies of
a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                           (d) Use its best efforts to register and qualify the
securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or, except as required under the Securities Act, to file a general consent to service of process in any such states or jurisdictions.

                           (e) Notify each Holder of Registrable Securities
covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes any untrue statement of material fact or omits to state a material fact necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for one hundred twenty (120) days.

                           (f) Cause all such Registrable Securities registered
pursuant hereunder to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed.

                           (g) Provide a transfer agent and registrar for all
Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                           (h) Use its best efforts to furnish, at the request
of any Holder requesting registration of Registrable Securities pursuant to this
Section 1.6, on the date that such

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Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to Section 1.6, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accounts of the Company, in form and substance as is customarily given by independent certified public accounts to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

                  1.7 INDEMNIFICATION.

                           (a) The Company will indemnify and hold harmless each
Holder of Registrable Securities and each of its officers, directors and partners, and each person controlling such Holder, with respect to which such registration, qualification or compliance has been effected pursuant to this Rights Agreement, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement (including any preliminary or final prospectus contained therein or any amendments or supplements thereto) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act of 1934 (the "Exchange Act") any state securities law or any rule or regulation promulgated under the Securities Act, or the Exchange Act, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, as incurred, for any reasonable legal and any other expenses incurred by them in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.7(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter specifically for use therein.

                           (b) Each Holder will, if Registrable Securities held
by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors and officers who has signed the registration statement, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act, the Company's legal counsel and each other such selling Holder, each of its officers, directors and partners and each person controlling such

Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement of a material fact contained in any such registration statement, (including any preliminary or final prospectus contained therein or any amendments or supplements thereto) or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement in reliance upon and in conformity with written information furnished to the Company by the Holder in an instrument duly executed by such Holder specifically for use therein; provided, however, that the indemnity agreement contained in this Section 1.7(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); and provided further, that the total amount for which any Holder shall be liable under this Section 1.7(b) shall not in any event exceed the net proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration.

                           (c) Each party entitled to indemnification under this
Section 1.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in prejudice to the Indemnifying Party's ability to defend such action but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.7; and provided further, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                           (d) If the indemnification provided for in this
Section 1.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; PROVIDED that in no event shall any contribution by a Holder under this Subsection 1.7(d)exceed the net proceeds from the offering received by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                           (e) The obligations of the Company and Holders under
this Section 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

                  1.8 INFORMATION BY HOLDER. Any Holder or Holders of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

                  1.9 RULE 144 REPORTING. With a view to making available to Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at all times to:

                           (a) make and keep public information available, as
those terms are understood and defined in SEC Rule 144, after ninety (90) days after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

                           (b) take such action, including the voluntary
registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                           (c) file with the SEC in a timely manner all reports
and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                           (d) so long as a Holder owns any Registrable
Securities, to furnish to such Holder forthwith upon reasonable request a written statement by the Company that it has complied with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold under Form S-3 (at any time after it so qualifies) a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Holder may reasonably request in complying with any rule or regulation of the SEC allowing the Holder to sell any such securities without registration.

                  1.10 TRANSFER OF REGISTRATION RIGHTS. Holders' rights to cause the Company to register their securities and keep information available granted to them by the Company under Section 1 may be assigned to a transferee or assignee of at least the lesser of all or 300,000 shares (as adjusted for stock splits, dividends, combinations or the like) of a Holder's Registrable Securities or to an affiliated limited partnership or other affiliate of such Holder, provided that the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned. The foregoing limitation shall not apply, however, to (i) transfers by a Holder which is a limited partnership to its partners or retired partners, an affiliated limited partnership or other affiliate of such Holder; provided, however, that all such transferees or assignees agree in writing to appoint a single representative as their attorney-in-fact for the purpose of receiving any notices and exercising their rights under this Section 1, (ii) transfers to another holder of Registrable Securities who already possesses registration rights pursuant to the terms of this Agreement, or (iii) transfers to a transferee or assignee acquiring more than ten percent (10%) of the Company's outstanding capital stock. The Company may prohibit the transfer of any Holders' rights under this
Section 1.10 to any proposed transferee or assignee who the Company reasonably believes is a competitor of the Company.

                  1.11 "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees that, during the period of duration (not to exceed 180 days) specified by the Company and an underwriter of common stock or other securities of the Company following the effective date of a registration statement of the Company filed under the Securities Act in connection with its initial public offering, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, pledge or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that such agreement shall not be required unless all officers and directors of the Company enter into similar agreements. Anything in this Agreement to the contrary notwithstanding, no Investor shall be prohibited under this Agreement from freely acquiring or disposing of any Shares of the Common Stock of the Company acquired by it on the public market (including, without limitation, shares of the Company's Common Stock acquired in its initial public offering or any market that may develop pursuant to Rule 144A under the Securities Act).

         In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

                  1.12 TERMINATION OF RIGHTS. All rights to cause the Company to register securities under Sections 1.2, 1.3 or 1.4 shall terminate with respect to such Holder upon the earlier to occur of (i) three years after the closing date of the Company's initial public offering, or (ii) such time after the Company has completed an initial public offering, it is subject to the provisions of the Exchange Act, and such Holder, Holder's affiliates, partners or former partners are able to distribute all Registrable Securities held or issuable to such Holder, Holder's affiliates, partners or former partners pursuant to Rule 144 during any ninety (90) day period.

         2. RIGHT OF FIRST OFFER TO PURCHASE EQUITY SECURITIES.

                  2.1 PURCHASE RIGHT. If at any time the Company should desire to issue any Equity Securities (as hereinafter defined) in a transaction not registered under the Securities Act in reliance upon a claimed exemption thereunder, it shall give each Investor who holds at least 300,000 Series B Shares, 300,000 Series B-1 Shares (or, in the case of Sony, 300,000 of Series B Shares and Series B-1 Shares combined), any Series C Shares, any Series C-1 Shares or any Series C-2 Shares (as adjusted for stock splits, dividends, combinations or the like) (a "Qualifying Investor") the first right to purchase each Qualifying Investors' pro rata share (or any part thereof) of all of such privately offered Equity Securities on the same terms as the Company is willing to sell such Equity Securities to any other person (the "Purchase Right"). The Qualifying Investors' pro rata share of the Equity Securities shall be equal to that percentage of the outstanding Common Stock of the Company beneficially owned by the Investors on the date hereof. For purposes of this Section 2, the outstanding Common Stock of the Company shall include (i) outstanding shares of Common Stock, and (ii) shares of Common Stock issued or issuable upon conversion of any then outstanding Preferred Stock of the Company.

                  2.2 NOTICE OF INTENT TO SELL AND ISSUE. Prior to any sale or issuance by the Company of any Equity Securities, the Company shall notify each Qualifying Investor in writing of its intention to sell and issue such securities, setting forth the number of shares to be offered and the price and terms under which it proposes to make such sale. Within fifteen (15) days after receipt of such notice, each Qualifying Investor shall notify the Company whether the Qualifying Investor desires to exercise the option to purchase the Qualifying Investor's pro rata share (or any part thereof) of the Equity Securities so offered. In no event shall the Qualifying Investor be obligated to purchase any Equity Securities pursuant to this Section 2, nor does the Qualifying Investor make any representation or warranty that it plans to do so. The foregoing notwithstanding, each Qualifying Investor purchasing its full pro rata share of the Equity Securities so offered shall be further entitled to elect to purchase within ten (10) days after receipt of notice the additional Equity Securities available as a result of other Investors not purchasing their full pro rata shares on a pro rata basis based on the number of shares of Outstanding Common Stock held by such fully exercising Qualifying Investor as a percentage of the Outstanding Common Stock held by all fully exercising Qualifying Investors.

                  2.3 INVESTOR FAILURE TO PURCHASE. After termination of the twenty-five (25) day period specified in Section 2.2 above, the Company may, during a period of sixty (60) days following the end of such twenty-five (25) day period, sell and issue such Equity Securities as to which the Qualifying Investors do not indicate a desire to purchase to another person at a price not less than, and upon terms and conditions no less favorable to the Company than those set forth in the notice to the Investors. In the event the Company has not sold the Equity Securities, or has not entered into an agreement to sell the Equity Securities, within said sixty (60) day period, the Company shall not thereafter issue or sell any Equity Securities without first offering such securities to the Qualifying Investors in the manner provided above.

                  2.4 INVESTOR PURCHASE. If a Qualifying Investor gives the Company notice that the Qualifying Investor desires to purchase any of the Equity Securities offered by the Company, payment for the Equity Securities shall be by check or wire transfer against delivery of the Equity Securities at the executive offices of the Company within twenty (20) days after giving the Company such notice, or, if later, the closing date for the sale of such Equity Securities. The Company shall take all such action as may be required by any regulatory authority in connection with the exercise by the Qualifying Investor of the Purchase Right.

                  2.5 EXCLUDED SECURITIES. The Purchase Right contained in this
Section 2 shall not apply to the issuance by the Company of Equity Securities
(i) to employees, officers, directors or consultants of the Company pursuant to stock purchase or stock option plans or agreements when unanimously approved by the Company's Board of Directors, (ii) as part of an acquisition by the Company of assets or shares of another company or entity whether through a merger, exchange, reorganization or the like, (iii) issued pursuant to the Antidilution Agreements dated as of June 7, 1999, September 28, 1999 and December 14, 1999 (the "Antidilution Agreements") by and between the Company and certain Investors, (iv) issued upon conversion of the Preferred Stock of the Company,
(v) issued in connection with any stock split, stock dividend, recapitalization or similar event, (vi) issued in connection with any commercial debt or lease financing transaction approved by the Company's Board of Directors, (vii) issued in the IPO, (viii) issued to Overly Publishing ("Overly") pursuant to the terms of the Joint Marketing Agreement between the Company and Overly dated as of June 1999, (ix) issued to vendors or customers or to other persons in similar commercial situations with the Company if such issuance is approved by the Company's Board of Directors, or (x) issued in connection with corporate partnering transactions on terms approved by the Company's Board of Directors.

                  2.6 TERMINATION. The Purchase Right shall terminate as to all Qualifying Investors upon the closing of the IPO.

                  2.7 EQUITY SECURITIES. The term "Equity Securities" shall mean
(i) Common Stock and rights, options or warrants to purchase Common Stock, (ii) any security other than Common Stock having voting rights in the election of the Board of Directors, not contingent upon a failure to pay dividends, (iii) any security convertible into or exchangeable for any of the foregoing, and (iv) any agreement or commitment to issue any of the foregoing.

         3. RIGHT OF FIRST REFUSAL.

                  3.1 NOTICE.

                           (a) In the event Michael C. Pousti, Jr. ( "Pousti")
desires to accept one or more bona fide offers (a "Purchase Offer") from any person to purchase any of the 10,130,975 shares of Common Stock owned by Pousti or his affiliates, or any shares acquired by Pousti or his affiliates in the future (collectively, the "Founders Shares"), other than as specifically provided in Section 4.6 below, Pousti, must notify Investors holding a minimum of 300,000 (as adjusted for stock splits, dividends, combinations or the like) Series B Shares, Series B-1 Shares, or, in the case of Sony, Series B Shares and Series B-1 Shares together, Series C Shares, Series C-1 Shares or Series C-2 Shares and the Company in writing (the "Notice"). The Notice shall state the terms and conditions of the Purchase Offer, including the number of Founders Shares proposed to be sold or transferred, the nature of such sale or transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee.

                           (b) In the event the proposed transfer is partially
or completely in exchange for assets other than cash, then such assets shall be deemed to have a cash value in the amount determined unanimously by the Company's Board of Directors (with Pousti abstaining) in its sole good faith opinion, in which case such cash value ascertained by the Board, when added to any cash to be exchanged and then divided by the number of Founders Shares to be transferred, shall be deemed the price per share set forth in the Notice. In the event of a gift, property settlement or other transfer in which the proposed purchaser or transferee is not paying the full price for the Founders Shares, which transfer is not otherwise exempted pursuant to Section 4.6 hereof, the price shall be deemed to be the fair market value of the Founders Shares as determined unanimously and in good faith by the Board of Directors (with Pousti abstaining).

                  3.2 EXERCISE OF RIGHT OF FIRST REFUSAL.

                           (a) The Company shall have an exclusive, irrevocable
option (the "Company Option"), at any time within thirty (30) days of receipt of the Notice, to purchase some or all of the Founders Shares to which the Notice refers at the price per share specified in the Notice (or as otherwise calculated pursuant to Section 3.1(b)). The Company shall exercise the Company's Option by written notice signed by an officer of the Company and delivered or mailed to Pousti (the "Company's Settlement Notice"), which notice shall specify the time, place and date for settlement of such purchase.

                           (b) In the event (i) the Company elects not to
exercise the Company's Option, (ii) the Company elects to exercise the Company's Option for only a portion of the Founders Shares to which the Notice refers, or
(iii) the Company's Option expires upon the failure of the Company to timely deliver or mail the Company's Settlement Notice, Investors holding a minimum of 300,000 (as adjusted for stock splits, dividends, combinations or like) of Series B Shares, Series B-1 Shares, or, in the case of Sony, Series B Shares and Series B-1 Shares together, Series C Shares, Series C-1 Shares, Series C-2 Shares or their assignee(s) shall have an exclusive, irrevocable option (the "Investors' Option"), at any time within twenty (20) days after the earlier of:
(A) the Investor's receipt of such election notice of the Company pursuant to subsection 3.2(b) (i) or (ii) or (B) the expiration of such thirty (30) day period, to elect to purchase some or all of the Founders Shares to which the Notice refers, or the balance of the Founders Shares to which the Notice refers for which the Company has not exercised the Company's Option, at the price per share specified in the Notice (or as otherwise calculated pursuant to Section
3.1 (b)). Each such Investor shall have the right to purchase its pro rata share of the Founders' Shares so offered, based on the number of Series B Shares, Series B-1 Shares, Series C Shares, Series C-1 Shares or Series C-2 Shares held by such Investor as a percentage of the number of Series B Shares, Series B-1 Shares, Series C Shares, Series C-1 Shares or Series C-2 Shares held by all such Investors holding at least 300,000 Series B Shares, Series B-1 Shares, Series C Shares, Series C-1 Shares or Series C-2 Shares. The Investors shall exercise the Investors' Option by written notice delivered or mailed to Pousti (the "Investors' Settlement Notice") within such 20-day period, which notice shall specify the time, place and date for settlement of such purchase. If any Investors do not exercise their Investor's Option, the Shares that would otherwise be allocated to such non-exercising Investors shall be allocated to each exercising Investor on a pro rata basis (based upon the number of Series B Shares, Series B-1 Shares, Series C Shares, Series C-1 Shares or Series C-2 Shares held by such Investor relative to the aggregate number of Series B Shares, Series B-1 Shares, Series C Shares, Series C-1 Shares or Series C-2 Shares held by all such exercising Investors), provided that the Investor's Option must be exercised, if at all, on or before three days after the expiration of the twenty day period referenced above.

                  3.3 SETTLEMENT.

                           (a) Within ten (10) days of receipt of the Company
Settlement Notice, Pousti must deliver to the Company all certificates for the Equity Securities being acquired by the Company which are not already in the Company's custody, together with proper assignments in blank of the Founders Shares with signatures properly guaranteed and with such other documents as may be required by the Company to provide reasonable assurance that each necessary endorsement is genuine and effective, and the Company must thereupon deliver to Pousti full cash payment for the Founders Shares being acquired, provided that if the terms of payment set forth in the Notice were other than cash against delivery, the Company shall pay for said shares on the same terms and conditions set forth in such Notice.

                           (b) Within ten (10) days of receipt of the Investors'
Settlement Notice, Pousti and the Company, to the extent certificates for said Founders Shares may be held by each, respectively, must deliver to the Investors all certificates for the Founders Shares being acquired by the Investors which are not already in the Investors' custody, together with proper assignments in blank of the Founders Shares with signatures properly guaranteed and with such other documents as may be required by the Investors to provide reasonable assurance that each necessary endorsement is genuine and effective, and the Investors must thereupon deliver to Pousti full cash payment for the Founders Shares being acquired, provided that if the terms of payment set forth in the Notice were other than cash against delivery, the Investors shall pay for said shares on the same terms and conditions set forth in such Notice.

                  3.4 REVIVAL OF RIGHT OF FIRST REFUSAL. If all of the Founders Shares which the Company and/or the Investors are entitled to obtain pursuant to
Section 3.2 hereof is not elected to be obtained as provided in Section 3.2 hereof and the Co-Sale Right in Section 4 is not exercised, Pousti may, during the sixty (60) day period following the expiration of the last period provided in Section 4.2 hereof, offer the remaining unsubscribed portion of such Founders Shares to any person or persons at a price not less than, and upon terms no more favorable to the transferee than those specified in the Notice. If Pousti does not enter into an agreement for the sale of the Founders Shares within such sixty (60) day period, or if such agreement is not consummated within sixty (60) days after the execution thereof, the right provided hereunder shall be deemed to be revived and such Founders Shares shall not be offered unless first re-offered in accordance with Section 3.2 hereof.

         4. CO-SALE RIGHT.

                  4.1 NOTICE OF SALES. Should Pousti propose to accept one or more bona fide offers (collectively, a "Purchase Offer") from any persons to purchase Founders Shares owned by him (other than as set forth in Section 4.6 hereof), then subject to the rights of the Investors and the Company as set forth in Section 3 above, and upon the expiration or waiver of such right of first refusal, Pousti shall promptly deliver a Notice to the Company and each Investor holding a minimum of 300,000 (as adjusted for stock splits, dividends, combinations or the like) Series B Shares, Series B-1 Shares or, in the case of Sony, Series B Shares and Series B-1 Shares together, Series C Shares, Series C-1 Shares or Series C-2 Shares.

                  4.2 CO-SALE RIGHT. Each Investor described in Section 4.1 shall have the right (the "Co-Sale Right"), exercisable upon written notice to the Company within thirty (30) days after the expiration of the Investors' Option pursuant to Section 3.2, to participate in Pousti's sale, pursuant to the specified terms and conditions of such Purchase Offer. Each Investor described in Section 4.1 may sell all or any part of that number of Series B Shares, Series B-1 Shares, Series C Shares, Series C-1 Shares or Series C-2 Shares (or Common Stock issued on conversion thereof) equal to the product obtained by multiplying (i) the aggregate number of Founders Shares covered by the Purchase Offer by (ii) a fraction, the numerator of which is the number of Series B Shares, Series B-1 Shares, Series C Shares, Series C-1 Shares or Series C-2 Shares (assuming conversion thereof) at the time owned by such Investor and the denominator of which is the sum of (A) the total number of Series B Shares, Series B-1 Shares, Series C Shares, Series C-1 Shares or Series C-2 Shares (assuming conversion thereof) at the time owned by all such Investors participating in such sale plus (B) the total number of Founders Shares at the time owned by such Founder, including shares transferred by such Founder to Permitted Transferees (as defined below) in accordance with this Agreement. To the extent an Investor exercises such Co-Sale Right in accordance with the terms and conditions set forth below, the number of Equity Securities which Pousti may sell pursuant to such Purchase Offer shall be correspondingly reduced.

                  4.3 DELIVERY OF CERTIFICATES. Each Investor exercising the Co-Sale Right may effect its participation in Pousti's sale by delivering to Pousti for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent that Investor's Equity Securities which such Investor elects to sell.

                  4.4 TRANSFER. The stock certificate or certificates which the participating Investor delivers to Pousti pursuant to Section 4.3 shall be delivered by Pousti to the prospective purchaser in consummation of the sale pursuant to the terms and conditions specified in the Notice, and Pousti shall promptly thereafter remit to such Investor that portion of the sale proceeds to which such Investor is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibit such assignment or otherwise refuse to purchase such Investor's Series B Shares, Series B-1 Shares, Series C Shares, Series C-1 Shares or Series C-2 Shares (or Common Stock issued on conversion thereof) from an Investor exercising its Co-Sale Right hereunder, Pousti shall not sell to such prospective purchaser or purchasers any Founders Shares unless and until, simultaneously with such sale, Pousti shall purchase such Investor's Series B Shares, Series B-1 Shares, Series C Shares, Series C-1 Shares or Series C-2 Shares (or Common Stock issued on conversion thereof) from such Investor for the same consideration and on the same terms and conditions as the proposed transfer described in the Notice (which terms and conditions shall be no less favorable than those governing the sale to the purchaser by Pousti).

                  4.5 NO ADVERSE EFFECT. The exercise or non-exercise of the Co-Sale Rights of the qualified Investors hereunder to participate in one or more sales of Founders Shares made by a Founder shall not adversely affect their rights to participate in subsequent sales of Founders Shares by a Founder.

                  4.6 PERMITTED TRANSACTIONS. The provisions of Sections 3 and 4 of this Agreement shall not pertain or apply to:

                           (a) Any bona fide gift; or

                           (b) Any transfer to Pousti's ancestors, descendants
or spouse or to a trust for his or their benefit (and any distributions from such trust); PROVIDED, in each case, that the transferee or donee (each a "Permitted Transferee") shall execute a written agreement to be bound by and comply with all provisions of this Agreement applicable to Pousti.

                  4.7 TERMINATION OF RIGHTS. The provisions of Sections 3 and 4 of this Agreement shall terminate upon the closing of an IPO or a merger or acquisition of the Company by a public company.

                  4.8 ASSIGNMENT OF RIGHTS. The rights of the Investors set forth in Section 2, Section 3 and/or Section 4 may be assigned (but only with all related obligations) only to a transferee or assignee of at least the lesser of all or 300,000 (as adjusted for stock splits, dividends, combinations or the like) Series B Shares, Series B-1 Shares, Series C Shares, Series C-1 Shares or Series C-2 Shares (or Common Stock issued on conversion thereof), provided that
(a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such rights are being assigned; (b) such transferee agrees in writing to be bound by the provisions of this Agreement; and (c) such transferee is not a competitor of the Company, as determined in good faith by the Company's Board of Directors. Notwithstanding the foregoing, any Investor may transfer its rights set forth in Section 2, Section 3 and/or
Section 4 without regard to the minimum number of shares described in the first sentence of this Section 4.8 if the transferee is a person or entity controlling, controlled by or under common control with such Investor.

                  4.9 PROHIBITED TRANSFERS. Any attempt by Pousti to transfer Founders Shares in violation of Section 3 or Section 4 of this Agreement shall be void and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares.

                  4.10 LEGENDED CERTIFICATES. Each certificate representing shares of the Common Stock or Preferred Stock of the Company now or hereafter owned by the Founder or issued to any Permitted Transferee pursuant to Section
4.6 shall bear the following legend:

                  THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTORS' RIGHTS AGREEMENT BY AND BETWEEN THE STOCKHOLDER, THE CORPORATION AND CERTAIN HOLDERS OF PREFERRED STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT

                  MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

         5. BOARD VISITATION. Until the closing of an IPO or a merger or acquisition of the Company by a public company, a designee of Sony shall be permitted to attend and observe all meetings of the Company's Board of Directors, but shall have none of the powers, rights or duties of a member of the Board of Directors.

         6. AMENDMENT, RESTATEMENT AND WAIVER OF RIGHTS OF PARTIES TO PRIOR RIGHTS AGREEMENT; ADDITION OF PARTIES.

                  6.1 AMENDMENT, RESTATEMENT OF PRIOR RIGHTS AGREEMENT; APPROVAL OF GRANT OF RIGHTS TO INVESTORS. The Company warrants that the Parties to this Agreement are holders of a majority of the "Registrable Securities" as defined by the Second Rights Agreement, including Convergence and Sony, as defined by the First Rights Agreement. The Parties to the Prior Rights Agreement hereby agree that (i) the Prior Rights Agreement is amended and restated in its entirety by this Agreement, and (ii) the registration rights, rights of first offer, rights of first refusal, co-sale rights and the obligations of the holders of Registrable Securities under the Prior Rights Agreement are exclusively as set forth in this Agreement. The parties to this Agreement agree that any purchasers of Series C Shares subsequent to the date of this Agreement can be added as parties to this Agreement with all of the rights and obligations of the Investors holding Series C Shares without further approval by the parties to this Agreement up to 11,560,694 Series C Shares.

                  6.2 WAIVER OF RIGHT OF FIRST REFUSAL. Pursuant to Section 6.1 of the First Rights Agreement, the parties to this Agreement waive any and all rights granted pursuant to Section 2 of the First Rights Agreement with respect to the sale and issuance of the Series C Shares.

         7. INFORMATION RIGHTS; ADDITIONAL COVENANTS.

                  7.1 FINANCIAL STATEMENTS AND INFORMATION. Until the first to occur of (a) the date on which the Company is required to file a report with the SEC pursuant to Section 13(a) of the Exchange Act, by reason of the Company having registered any of its securities pursuant to Section 12(g) of the Exchange Act or (b) quotations for the Common Stock of the Company are reported by the automated quotations system operated by the National Association of Securities Dealers, Inc. or by an equivalent quotations system or (c) shares of the Common Stock of the Company are listed on a national securities exchange registered under Section 6 of the Exchange Act, the Company will furnish to each Investor, so long as it continues to hold Series C Shares, Series C-1 Shares, Series C-2 Shares and/or Common Stock issued upon conversion of such shares (i) within ninety (90) days after the end of the fiscal year of the Company, a consolidated balance sheet of the Company as of the end of such year and a consolidated statement of income, cash flows and stockholders' equity for such year, which year-end financial reports shall be in reasonable detail, prepared in accordance with generally accepted accounting principles and audited and certified by independent public accountants of nationally recognized standing selected by the Company, and (ii) within thirty (30) days after the end of each fiscal quarter (other than the last fiscal quarter), unaudited consolidated statements of income for such quarter and a consolidated balance sheet as of the end of such quarter, certified by the Company's chief financial officer. In addition, the Company shall deliver to each Investor holding at least 2,000,000 Series C Shares (as adjusted for any stock split, dividend, combination or the like) and/or Common Stock issued upon conversion of such shares, within thirty (30) days prior to the end of each fiscal year an annual budget and business plan for the next fiscal year, prepared on a monthly basis and approved by the Company's Board of Directors as well as any revisions thereto as adopted by the Board of Directors and any other information or data provided generally to the stockholders of the Company.

                  7.2 INSPECTION. As long as each Investor holds at least 300,000 Series C Shares, Series C-1 Shares or Series C-2 Shares or 300,000 shares in the aggregate of either of the Series B Preferred Stock or Series B-1 Preferred Stock (as adjusted for any stock split, dividend, combination or the like) and/or Common Stock issued upon conversion of such shares, at the expense of each such Investor, the Company shall permit such Investor's representative, upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants.

                  7.3 NOTICE OF CERTAIN EVENTS. Notwithstanding any time period provided for elsewhere in this Agreement, and in addition to the notices required elsewhere in this Agreement, for so long as an Investor holds at least 2,000,000 Series C Shares (as adjusted for any stock split, dividend, combination or the like) and/or Common Stock issued upon conversion of such shares, the Company shall notify such Investor, via facsimile, (i) if the Company files a registration statement under the Securities Act for purposes of a public offering of securities of the Company, within twenty-four hours of such filing, (ii) if the Company issues a press release, within twenty-four hours of such press release, and (iii) if the Company issues additional shares of Preferred Stock, within twenty-four hours after such issuance.

         8. GENERAL.

                  8.1 WAIVERS AND AMENDMENTS. With the written consent of the Company and the holders of at least a majority of the Registrable Securities, any term of this Agreement may be amended or waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely); provided, however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Securities needed to amend or waive a provision of this Agreement without the consent of all of the Holders of the Registrable Securities or disproportionately affect the holders of the Series B Shares, the Series B-1 Shares, the Series C Shares, the Series C-1 Shares or the Series C-2 Shares without the approval of holders of a majority of the outstanding shares of such series; provided, further, that no such amendment may alter the terms of Section
1.11 adversely to a party hereto holding over 2,000,000 Series C Shares without such party's consent. Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to the record holders of the Registrable Securities who have not previously consented thereto in writing. Any amendment or waiver effected in accordance with this Section 8.1 shall be binding upon the Company, the holders of Registrable Securities and any holder of Founders' Shares, and each of their respective successors and assigns; and any such amendment or waiver effected in accordance with this Section 8.1 shall be binding upon the Company, the holders of Registrable Securities and any holder of Founders' Shares (and each of their respective successors and assigns) notwithstanding whether NBC or any of the Versity Investors have entered into the Agreement, however, the Company shall not issue any such Registrable Securities to NBC or any Versity Investor unless and until NBC or such Versity Investor executes and delivers a counterpart to this Agreement. Any provision of
Section 2.1 may be amended or waived in a manner adverse to Sony or Convergence only with the prior written consent of the Company and Convergence or Sony, as applicable.

                  8.2 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

                  8.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                  8.4 ENTIRE AGREEMENT. Except as set forth below, this Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                  8.5 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered effective (i) upon personal delivery, (ii) one business day after delivery to a reputable overnight courier service, (iii) upon the earlier of receipt or three
(3) business days after deposit in U.S. mail, if mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed (a) if to the Investors, at the addresses as set forth on EXHIBIT A hereto, or at such other addresses as any Investors shall have furnished to the Company in writing; or (b) if to the Company, at 1010 East Second Avenue, East Tower, Suite 600, San Diego, CA 92101, Attn.: Raffaele G. Fazio, Esq., Vice President, Legal, or at such other address as the Company shall have furnished to the Investors in writing.

                  8.6 SEVERABILITY. If any provision of this Agreement, or the application thereof, is for any reason and to any extent determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances will be interpreted so as best to reasonably effect the intent of the parties hereto. The parties agree to use their best efforts to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent greatest possible, the economic, business and other purposes of the void or unenforceable provision.

                  8.7 TITLES AND SUBTITLES. The titles of the sections and Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  8.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  8.9 QUALIFIED SMALL BUSINESS STOCK STATUS. In the event that the Company proposes to take an action or engage in a transaction that would reasonably be expected to result in the Registrable Securities no longer being "qualified small business stock" within the meaning of Section 1202(c) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company shall notify the Investors and consult in good faith to devise a mutually agreeable and reasonable alternative course of action or transaction structure that would preserve such status. In addition, the Company shall submit to the Investors and to the Internal Revenue Service any reports that may be required under Section 1022(d)(1)(C) of the Code and any related Treasury Regulations. In addition, within ten (10) days after any Investor has delivered to the Company a written request therefore, the Company shall deliver to such Investor a written statement informing the Investor whether, in the Company's good faith judgment, after a reasonable investigation, such Investor's interest in the Company constitutes "qualified small business stock" as defined in Section 1202(c) of the Code. The Company's obligation to furnish a written statement pursuant to this Section 8.9 shall continue notwithstanding the fact that a class of the Company's stock may be traded on an established securities market.

                  8.10 AFFILIATED FUNDS. For purposes of counting the number of shares held by the parties to this Agreement, shares held by partners, persons or entities directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with a party hereto shall by aggregated together. For so long as funds advised by Seligman own in total the number of shares necessary to exercise the various rights set forth herein, Seligman shall be entitled to exercise such rights on behalf of such funds.



                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereby have executed this Investors' Rights Agreement on the date first above written.


"COMPANY"

COLLEGECLUB.COM, INC.                                  MICHAEL C. POUSTI


By:   /s/ James B. Debello                            /s/ Michael E. Pousti
      --------------------------------                --------------------------
      James B. DeBello, President

INVESTORS' RIGHTS AGREEMENT COUNTERPART SIGNATURE PAGE


                             SERIES B INVESTOR

                               /s/    Illegible
                             ---------------------------------------------------

                             By:
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES B INVESTOR

                               /s/    Keith Kelly
                             ---------------------------------------------------

                             By:
                                ------------------------------------------------

                                      Name:             Keith Kelly
                                           -------------------------------------

                                      Its:              General Manager
                                          --------------------------------------

                             SERIES B INVESTOR

                               /s/    Virginia Alniz
                               /s/    Joseph Alniz
                             ---------------------------------------------------

                             By:
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES B INVESTOR

                               /s/    Christine Kancius
                               /s/    Donald Sheiler
                             ---------------------------------------------------

                             By:
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES B INVESTOR

                               /s/    Pao-Hang Hwang
                               /s/    Shiang-Ling Hwang
                             ---------------------------------------------------

                             By:      Pao-Hang Hwang
                                      Shiang-Ling Hwang
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES B INVESTOR


                                      /s/ Eric Zimmer
                             ---------------------------------------------------

                             By:               Eric Zimmer
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES B INVESTOR


                                      /s/ Al DiLeonardo
                             ---------------------------------------------------

                             By:
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES B INVESTOR


                                      /s/ William McKee
                             ---------------------------------------------------

                             By:               William McKee
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES C INVESTOR


                                      /s/ Allan Erlick
                             ---------------------------------------------------

                             By:               Allan Erlick
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES C INVESTOR


                                      /s/ Susannah R. S. Jonas
                             ---------------------------------------------------

                             By:
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES C INVESTOR


                                      /s/ Al DiLeonardo
                             ---------------------------------------------------

                             By:
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES C INVESTOR


                                      Vanguard Web Ventures LLC
                             ---------------------------------------------------

                             By:            /s/ Stephen A. Childs
                                ------------------------------------------------

                                      Name:         Stephen A. Childs
                                           -------------------------------------

                                      Its:              Managing Member
                                          --------------------------------------

                             SERIES C INVESTOR


                                      /s/ Daniel P. Bruce
                             ---------------------------------------------------

                             By:               Daniel P. Bruce
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES C INVESTOR


                                      Kendell Communications, Inc.
                             ---------------------------------------------------

                             By:               /s/ Paul Zindell
                                ------------------------------------------------

                                      Name:             Paul Zindell
                                           -------------------------------------

                                      Its:              Pres./CEO
                                          --------------------------------------

                             SERIES C INVESTOR


                                      /s/ James V. Bent
                             ---------------------------------------------------

                             By:
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES C INVESTOR


                             ABS Employees' Venture Fund LP
                             ---------------------------------------------------

                             By:          /s/ Margaret-Mary V. Preston
                                ------------------------------------------------

                                      Name:    Margaret-Mary V. Preston
                                           -------------------------------------

                                      Its:     VP of Alex. Brown Investments,
                                          --------------------------------------
                                               Inc. - GP of the Fund

                             SERIES C INVESTOR

                                      Bastech, Inc.
                             ---------------------------------------------------

                             By:          /s/ RP Basso
                                ------------------------------------------------

                                      Name:             R.P. Basso
                                           -------------------------------------

                                      Its:              Pres.
                                          --------------------------------------

                             SERIES C INVESTOR

                                      /s/ Morris Helman
                             ---------------------------------------------------

                             By:               H & K, LCC
                                ------------------------------------------------

                                      Name:             Morris Helman
                                           -------------------------------------

                                      Its:              Member
                                          --------------------------------------

                             SERIES C INVESTOR

                                      /s/ Robert C. Bantle
                             ---------------------------------------------------

                             By:
                                ------------------------------------------------

                                      Name:             Robert C. Bantle
                                           -------------------------------------
                                      Its:
                                          --------------------------------------

                             SERIES C INVESTOR

                                      /s/ P. Mark Moore
                             ---------------------------------------------------

                             By:      MTV Capitol Limited Partnership
                                ------------------------------------------------

                                      Name:             P. Mark Moore
                                           -------------------------------------

                                      Its:              Manager
                                          --------------------------------------

                             SERIES B INVESTOR

                                      /s/ Dale F. Kruse
                                      /s/ Karen K. Kruse   3/8/00
                             ---------------------------------------------------


                             By:               Dale F. Kruse
                                               Karen K. Kruse
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES B INVESTOR

                                      /s/ Salvatore Imburgia
                             ---------------------------------------------------

                             By:
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES B INVESTOR

                                      /s/ Hagadon Partners,L.P.
                             ---------------------------------------------------

                             By:               /s/ Illegible
                                ------------------------------------------------

                                      Name:        Illegible
                                           -------------------------------------

                                      Its:          General Partner
                                          --------------------------------------

                             SERIES B INVESTOR

                                       KRSJ Investment Partrnership
                                       A General Partnership
                             ---------------------------------------------------

                             By:               /s/ Alan I. Kazden
                                ------------------------------------------------

                                      Name:        Alan I. Kazden
                                           -------------------------------------

                                      Its:           General Partner
                                          --------------------------------------

                             SERIES B INVESTOR

                                      /s/ Robert S. London
                             ---------------------------------------------------

                             By:
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES C INVESTOR

                                      /s/ George F. Eyde
                             ---------------------------------------------------

                             By:      George F. Eyde Limited Family
                                ------------------------------------------------
                                      Partnership

                                      Name:
                                           -------------------------------------

                                      Its:          General Partner
                                          --------------------------------------

                             SERIES B INVESTOR

                                      /s/ Grossman
                             ---------------------------------------------------

                             By:               B. Grossman
                                ------------------------------------------------

                                      Name:             Partner
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES C INVESTOR

                             ---------------------------------------------------

                             By:            /s/ Shirley Bluh
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES C INVESTOR

                                      /s/ Morris Wolfson
                             ---------------------------------------------------

                             By:               WO College LLC
                                ------------------------------------------------

                                      Name:             Morris Wolfson
                                           -------------------------------------

                                      Its:              Member
                                          --------------------------------------

                             SERIES C INVESTOR

                                      /s/ Michael Weisberg
                             ---------------------------------------------------

                             By:               Michael Weisberg
                                ------------------------------------------------

                                      Name:             Michael Weisberg
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES C INVESTOR

                                Alfred J. Anzalone Family Partnership
                             ---------------------------------------------------

                             By:      /s/ Alfred J. Anazalone, General Partner
                                ------------------------------------------------

                                      Name:        Alfred J. Anazalone
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES C INVESTOR

                                 Geneva Venture Partners LLC
                             ---------------------------------------------------

                             By:         /s/ Robert Troy
                                ------------------------------------------------

                                      Name:         Robert Troy
                                           -------------------------------------

                                      Its:              Principal
                                          --------------------------------------

                             SERIES C INVESTOR

                             US Development Capital Investment Company
                             ---------------------------------------------------

                             By:          /s/ Raymond L. Moss
                                ------------------------------------------------

                                      Name:        Raymond L. Moss
                                           -------------------------------------

                                      Its:              Secretary
                                          --------------------------------------

                             SERIES C INVESTOR

                                /s/ Wendy M. Snow for Lamoreaux Partners
                             ---------------------------------------------------

                             By:
                                ------------------------------------------------

                                      Name:        Lamoreaux Partners
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES C INVESTOR

                                      /s/ Illegible
                             ---------------------------------------------------

                             By:
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES C INVESTOR

                                      /s/ Adolfo Besamat
                             ---------------------------------------------------

                             By:
                                ------------------------------------------------

                                      Name:        Adolfo Besamat
                                           -------------------------------------

                                      Its:              3/6/00
                                          --------------------------------------

                             SERIES C INVESTOR

                                      /s/ Hans Davidson
                             ---------------------------------------------------

                             By:
                                ------------------------------------------------

                                      Name:        Hans Davidson
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES C INVESTOR

                                      /s/ John S. Boggs
                             ---------------------------------------------------

                             By:
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:              John S. Boggs
                                          --------------------------------------

                             SERIES C INVESTOR

                                      /s/ Raymond A. Woolbridge
                             ---------------------------------------------------

                             By:
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES C INVESTOR

                                      /s/ Lawrence D. Buhl, III
                             ---------------------------------------------------

                             By:
                                ------------------------------------------------

                                      Name:        Lawrence D. Buhl, III
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES C INVESTOR

                                      /s/ Peter Friedli
                             ---------------------------------------------------

                             By:               Peter Friedli
                                ------------------------------------------------

                                      Name:             Venturetec, Inc.
                                           -------------------------------------

                                      Its:              President
                                          --------------------------------------

                             SERIES C INVESTOR

                                      Venture Associates Fund I
                             ---------------------------------------------------

                             By:               /s/ King C. Tang
                                ------------------------------------------------

                                      Name:             King C. Tang
                                           -------------------------------------

                                      Its:              General Partner
                                          --------------------------------------

                             SERIES C INVESTOR

                                      Ottley Properties LLC
                             ---------------------------------------------------

                             By:               /s/ Illegible
                                ------------------------------------------------

                                      Name:        Illegible
                                           -------------------------------------

                                      Its:              President
                                          --------------------------------------

                             SERIES C INVESTOR

                                      JPK Partners
                             ---------------------------------------------------

                             By:               /s/ Peter E. Haas, Jr.
                                ------------------------------------------------

                                      Name:             Peter E. Haas, Jr.
                                           -------------------------------------

                                      Its:              Managing General
                                          --------------------------------------
                                                        Partner
                             SERIES C INVESTOR

                                      /s/ Jacob Safer
                             ---------------------------------------------------

                             By:
                                ------------------------------------------------

                                      Name:             Jacob Safer
                                           -------------------------------------

                                      Its:              Pres
                                          --------------------------------------

                             SERIES C INVESTOR

                                      /s/ Sharon Kiss
                             ---------------------------------------------------

                             By:
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES C INVESTOR

                             Odyssey Capital, L.P., by its General Partner,
                             ---------------------------------------------------
                             Odyssey Capital, Inc.

                             By:            /s/Andrew L. Barroway
                                ------------------------------------------------

                                      Name:        Andrew L. Barroway
                                           -------------------------------------

                                      Its:              Partner
                                          --------------------------------------

                             SERIES C INVESTOR

                                      Malcolm Berman IRA
                             ---------------------------------------------------

                             By:           /s/ Malcolm Berman
                                ------------------------------------------------

                                      Name:         Malcolm Berman
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES C INVESTOR

                                      /s/ Clark Anderson
                             ---------------------------------------------------

                             By:               Willow & Co
                                ------------------------------------------------

                                      Name:             Clark Anderson
                                           -------------------------------------

                                      Its:              Vice President
                                          --------------------------------------

                             SERIES C INVESTOR

                             Nicholas H. Felzen & Anthony S. Felzen
                             ---------------------------------------------------

                             By:               /s/ Paul Felzen
                                ------------------------------------------------

                                      Name:         /s/ Paul Felzen
                                           -------------------------------------

                                      Its:         PZ   (AUTH. AGENT)
                                          --------------------------------------

                             SERIES C INVESTOR

                                      /s/ Shirley Bluh
                             ---------------------------------------------------

                             By:      Alfred Bluh & Shirley Bluh Joint Tenants
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------
                                      Its:
                                          --------------------------------------

                             SERIES C INVESTOR

                                      Dotson Interactive, Inc
                             ---------------------------------------------------

                             By:               /s/ G. Kenneth Dotson
                                ------------------------------------------------

                                      Name:       G. Kenneth Dotson
                                           -------------------------------------

                                      Its:              President
                                          --------------------------------------

                             SERIES C INVESTOR

                                      South Street Funds L.L.C.
                             ---------------------------------------------------

                             By:               /s/ Illegible
                                ------------------------------------------------

                                      Name:             Illegible
                                           -------------------------------------

                                      Its:              Managing Member
                                          --------------------------------------

                             SERIES C INVESTOR

                                      Trans Cosmos USA, Inc.
                             ---------------------------------------------------

                             By:               /s/ Illegible
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES C INVESTOR

                                      /s/ Carsten Anderson
                             ---------------------------------------------------

                             By:               Carsten Anderson
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES C INVESTOR

                                      Peter T. Barnhart
                             ---------------------------------------------------

                             By:               /s/ Peter T. Barnhart
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES C SERIES C INVESTOR

                                      USA Fund, LLP
                             ---------------------------------------------------

                             By:               /s/ Marc Blum
                                ------------------------------------------------

                                      Name:             Marc Blum
                                           -------------------------------------

                                      Its:              CEO
                                          --------------------------------------

                             SERIES C INVESTOR

                                      /s/ Alfred Robert Heiman
                                      ------------------------------------------
                                      Boatright Irrevocable Trust

                             By:            /s/ Alfred Robert Heiman
                                ------------------------------------------------

                                      Name:        Alfred Robert Heiman
                                           -------------------------------------

                                      Its:              Trustee
                                          --------------------------------------

                             SERIES C INVESTOR

                                      /s/ Paul S. Otellini
                             ---------------------------------------------------

                             By:
                                ------------------------------------------------

                                      Name:             Paul S. Otellini
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES C INVESTOR

                                      Abacus Capitol Ventures - III LLC
                             ---------------------------------------------------

                             By:               /s/ Edward S. Abbott
                                ------------------------------------------------

                                      Name:             Edward S. Abbott
                                           -------------------------------------

                                      Its:              Managing Member
                                          --------------------------------------

                             SERIES C INVESTOR

                                      /s/ J. Ben Bourgeois
                             ---------------------------------------------------

                             By:
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES C INVESTOR

                                      Illegible
                             ---------------------------------------------------

                             By:               /s/ Illegible
                                ------------------------------------------------

                                      Name:             Illegible
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             SERIES C INVESTOR

                                      BT Investment Partners, Inc.
                             ---------------------------------------------------

                             By:               /s/ Kristine Cicardo
                                ------------------------------------------------

                                      Name:             Kristine Cicardo
                                           -------------------------------------

                                      Its:              Vice President
                                          --------------------------------------

                            SERIES C INVESTOR:


                            SELIGMAN NEW TECHNOLOGIES FUND, INC.
                            ---------------------------------------------------

                            By: J.& W. Seligman & Co., Incorporated, its investment advisor

                            By:               /s/ Al DiLeonardo
                               ------------------------------------------------

                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                            Address: c/o J.& W. Seligman & Co., Incorporated 100 Park Avenue
                                        New York, NY 10017

                            SERIES C INVESTOR:


                            SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

                            By: J.& W. Seligman & Co., Incorporated, its investment advisor

                            By:               /s/ Al DiLeonardo
                               ------------------------------------------------

                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                            Address: c/o J.& W. Seligman & Co., Incorporated 100 Park Avenue
                                        New York, NY 10017

                             SERIES C INVESTOR:


                             SELIGMAN INVESTMENT OPPORTUNITIES
                             (MASTER) FUND - NTV PORTFOLIO

                             By:      J.& W. Seligman & Co., Incorporated,
                                      its investment advisor
                                ------------------------------------------------

                             By:               /s/ Al DiLeonardo
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                             Address: c/o J.& W. Seligman & Co., Incorporated 100 Park Avenue
                                         New York, NY 10017

                             SERIES C INVESTOR:


                             SELIGMAN NEW TECHNOLOGIES FUND, INC.

                             By:     J.& W. Seligman & Co., Incorporated,
                                     its investment advisor

                             By:               /s/ Richard R. Schmaltz
                                ------------------------------------------------

                                      Name:             Richard R. Schmaltz
                                           -------------------------------------
                                      Title:            Managing Director
                                            ------------------------------------


                             Address: c/o J.& W. Seligman & Co., Incorporated 100 Park Avenue
                                         New York, NY 10017

                             SERIES C INVESTOR:


                             SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

                             By: J.& W. Seligman & Co., Incorporated, its investment advisor

                             By:
                                ------------------------------------------------

                                      Name:        /s/ Richard R. Schmaltz
                                           -------------------------------------
                                      Title:            Managing Director
                                            ------------------------------------


                             Address: c/o J.& W. Seligman & Co., Incorporated 100 Park Avenue
                                         New York, NY 10017

                             SERIES C INVESTOR:


                             SELIGMAN INVESTMENT OPPORTUNITIES
                             (MASTER) FUND - NTV PORTFOLIO

                             By:      J.& W. Seligman & Co., Incorporated,
                                      its investment advisor
                                ------------------------------------------------

                             By:               /s/ Richard R. Schmaltz
                                ------------------------------------------------

                                      Name:             Richard R Schmaltz
                                           -------------------------------------
                                      Title:            Managing Director
                                            ------------------------------------


                             Address: c/o J.& W. Seligman & Co., Incorporated 100 Park Avenue
                                         New York, NY 10017

             INVESTORS' RIGHTS AGREEMENT COUNTERPART SIGNATURE PAGE


                             COLLEGESTUDENT.COM INVESTOR



                                      /s/ Al DiLeonardo
                             ---------------------------------------------------

                             By:
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

                             VERSITY.COM INVESTOR



                                      /s/ Al DiLeonardo
                             ---------------------------------------------------


                             By:
                                ------------------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:
                                          --------------------------------------

             INVESTORS' RIGHTS AGREEMENT COUNTERPART SIGNATURE PAGE


                             CONVERGENCE VENTURES I, L.P.
                             By:      Convergence Partners, L.P.
                             Title:   General Partner



                             By:          /s/ Eric DiBenedetto
                                ------------------------------------------------
                                      Name:        Eric DiBenedetto
                                           -------------------------------------
                                      Its General Partner
                                          --------------------------------------



                             CONVERGENCE ENTREPRENEURS FUND I, L.P.
                             By:      Convergence Partners, L.P.
                             Title:   General Partner



                             By:          /s/ Eric DiBenedetto
                                ------------------------------------------------
                                      Name:        Eric DiBenedetto
                                           -------------------------------------
                                      Title:   General Partner
                                          --------------------------------------


                             SONY CORPORATION OF AMERICA



                             By:               /s/ Illegible
                                ------------------------------------------------
                                      Name:         Illegible
                                           -------------------------------------
                                      Title:            Secretary
                                          --------------------------------------

             INVESTORS' RIGHTS AGREEMENT COUNTERPART SIGNATURE PAGE


                             SERIES C-2 INVESTOR


                             NBC Interactive Media, Inc., a Delaware
                             corporation

                             By:
                                ------------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Its:
                                          --------------------------------------

                                    EXHIBIT A
                              Schedule of Investors

                  HOLDERS OF SHARES OF SERIES B PREFERRED STOCK
                  ---------------------------------------------

                           NAME                                                NUMBER OF SHARES
                           ----                                                ----------------
Convergence Ventures I, L.P.                                                        1,403,508
Convergence Entrepreneurs Fund I, L.P.                                                 56,139
Geneva Venture Partners LLC                                                           175,440
Viventures S.A.                                                                       526,314
King Chuen Tang                                                                        35,088
Marvin Brown                                                                           19,002
Alex Polinsky                                                                          18,996
Scott Goverman                                                                          9,477
Bruce Amlicke                                                                           7,584
Howard Gwynn                                                                            9,459
Joe McGillian                                                                           9,180
Salvatore Imburgia                                                                      9,174
Frank DiMaggio                                                                          3,669
Al DiLeonardo                                                                          36,681
Dean Stull                                                                              9,165
Bill & Caren Skutch                                                                    18,324
Dan St. Cyr                                                                            18,324
Amar & Mickelle Dave                                                                    4,581
Loyd & Tammy Regan                                                                      4,581
Dean Stull                                                                             14,661
Sheila Ginsberg                                                                         3,666
Todd Johnston & Angela McGuirt                                                          3,660
Marie Kirk Johnston                                                                     3,660
Stephen Ciarrochi                                                                       5,481
Lori Zaeger                                                                             9,156
P.B. Bry                                                                               10,578
Dr. Thomas Sticha                                                                       9,144
James Clyma                                                                            18,216
Heath & Michelle Welsh                                                                  5,460
Gregory & Lynne Gallo                                                                   3,642
Salvatore Imburgia                                                                     10,902
Michael Kaiser                                                                         15,255
Edwin & Roberta Bailey                                                                  9,096
Ken Kramer                                                                              9,075
MIG General Partners                                                                   10,896
Al Kaiser                                                                              14,541
Don & Barb Liberati                                                                    21,159
John Sarappa, Jr.                                                                       3,633



9200 Club                                                                               9,111
Kevin Orton                                                                             3,630
Maya Saoud                                                                             18,129
Bill McKee                                                                             18,099
Goerge Eyde Ltd. Family Part.                                                          90,468
Hagadorn Partners, L.P.                                                                90,468
Keith Azar                                                                              9,051
J. Patrick McDevitt                                                                     9,054
Harold Coughlin                                                                         3,621
Bill McKee                                                                              7,227
Steven Brandt                                                                           9,030
Jacob Gerhart                                                                           9,030
Andrew & Linda Barrick                                                                  9,021
Alan & Francis Barrick                                                                 18,060
Randall and Susan Seavers                                                               9,021
Theodore & Kathryn D. Creznic                                                          18,054
Robert Bettman                                                                          9,036
Martin Domitrovich                                                                      9,048
Harvey & Sandra Ebersole                                                                3,603
Jeff & Anne Ebersole                                                                    3,603
Bob & Stephanie Ebersole                                                                3,603
Telefuture                                                                             64,833
Styn Family Trust                                                                       5,391
Frank Nawrotzki                                                                        19,086
Salvatore Imburgia                                                                     19,755
Bill McKee                                                                             14,367
Alan & Natalie Kazden                                                                  17,955
Loyd Regan                                                                              2,694
Amar Dave                                                                               7,185
Louis Del Pozzo                                                                        12,594
Salvatore Imburgia                                                                     28,674
Jimmy & Barbara Wyrosdick                                                               8,961
David Goldfader                                                                         8,961
Richard Reid                                                                            8,955
Heath & Michelle Welsh                                                                  1,431
Brian Niemi                                                                             8,952
Salvatore Imburgia                                                                      1,791
Salvatore Imburgia                                                                      3,579
Jeffrey Ebersole                                                                        1,788
Don Sheller and Christine Kancius                                                      22,188
Telefuture                                                                             10,740
Allan & Linda Birnbaum                                                                 19,518



Telefuture                                                                              1,788
Peter Perry                                                                             8,934
Bill McKee                                                                             19,653
Michael Dunham                                                                          8,928
Dale & Karen Kruse                                                                     21,429
Michael Regan                                                                           8,913
Ali Foughi                                                                             17,856
Stephen Ciarrocchi                                                                      5,349
Joseph Devine                                                                           8,913
Thomas R. Turner                                                                        8,907
Salvatore Imburgia                                                                     14,250
John & Jenny Tay                                                                        8,913
Salvatore Imburgia                                                                      1,779
KRSJ Investment Partnership, a General Partner                                         71,067
Rodney D. Brady, DDS                                                                   17,766
Michael Rich                                                                            8,883
Pao Hang & Shiang-Ling Hwang                                                           35,541
Victor & Mary Ellen Arone                                                              14,238
Tom Stanfanelli                                                                        14,238
Don & Barb Liberati                                                                     1,779
Don & Barb Liberati                                                                     2,667
Richard & Norma Perry                                                                   8,883
Lou Ferris                                                                              8,886
Evelyn Campbell                                                                         8,889
Mary Ann Dhillon                                                                        8,886
Joseph & Virginia Alaniz                                                               26,640
Allan Erlick                                                                           17,739
Robert S. London                                                                      354,798
Jerry Low                                                                               8,892
William Hurst III                                                                      17,733
Eric Reuscher                                                                           7,092
Craig Creelman                                                                          8,865
Ryan Fitzsimmons                                                                        8,865
Vanguard Web Ventures                                                                 354,645
Howard Phanstiel                                                                       17,733
Thomas Nelson                                                                          17,736
Kenneth Satterlee                                                                      35,472
J. Ben Bourgeois                                                                       35,472
Eric Zimmer                                                                            26,604
St. Croix Capital Corp. Pension Plan                                                    8,868
Relocation Coordinates, Inc.                                                           17,733



Kendell Communications, Inc.                                                           88,662
Kevin Orton                                                                             9,753
Larry Blocker                                                                          23,052
Jerry Crabtree, SR.                                                                     8,895
Stephen  Nancy Graham                                                                  17,736
Dan St. Cyr                                                                            19,509
Robert Bettman                                                                          8,871
Robert & Amy Uecker                                                                    24,837
George Eyde Ltd. Family Part.                                                          88,680
Sam Eyde                                                                               88,680
J. Anthony antonelli (A&B Family Trust)                                                88,680
Joyce Ricks Family Trust                                                               17,733
Dean Stull                                                                             12,048
Jim Whipple                                                                            17,709
Michael Cornette                                                                       17,709
Aldo Parcesepe                                                                         17,709
Tom & Marjan Pousti                                                                     3,531
Thomas Tellefsen                                                                        8,451
Theodore Tellefsen                                                                      3,522
Roger Goetz                                                                            23,571
Vernon Yates                                                                           13,902
Charles Matthews                                                                       13,902
Hooward Karr                                                                            2,280
Cynthia Karr                                                                            1,053
Elizabeth Karr                                                                          1,053
Charles Mathews                                                                        13,902
Overly Publishing                                                                       7,896
Joseph Ngai                                                                            79,494
Fred Yau                                                                               62,169
Albert Lee                                                                             45,864
Jeff Kaplan                                                                            38,727
David Kaplan                                                                            4,077
Net for All                                                                               510
Mark Lee                                                                               13,044
Peter Voutov                                                                           15,084
Leslie Lee                                                                              8,154
Daniel Shu Ming Lee                                                                     8,154
Edwin Lin                                                                               4,077
George Jian Chuang                                                                      4,077
Eugene Wang Hei Wong                                                                    4,077
Kenneth Koo                                                                             4,077
Sophia Shuk Yee Cheung                                                                  4,077



Victor H.Y. Koong                                                                       4,077
Kwok Hang YUEN                                                                          4,077
Wen Hsuan Hsieh                                                                         4,077
Harold Wong                                                                             2,040
Nina Tao                                                                                2,040
Joseph Ngai                                                                            19,872
Fred Yau                                                                               15,540
Albert Lee                                                                             11,463
Jeff Kaplan                                                                             9,681
David Kaplan                                                                            1,017
Net for All                                                                               126
Mark Lee                                                                                3,261
Peter Voutov                                                                            3,768
Leslie Lee                                                                              2,037
Daniel Shu Ming Lee                                                                     2,037
Edwin Lin                                                                               1,017
George Jian Chuang                                                                      1,017
Eugene Wang Hei Wong                                                                    1,017
Kenneth Koo                                                                             1,017
Sophia Shuk Yee Cheung                                                                  1,017
Victor H.Y. Koong                                                                       1,017
Kwok Hang YUEN                                                                          1,017
Wen Hsuan Hsieh                                                                         1,017
Harold Wong                                                                               507
Nina Tao                                                                                  507
Don & Barb Liberati                                                                     9,081
Don & Barb Liberati                                                                    16,404



Delaware Charter Guarantee & Trust for the
benefit of Scott Goverman                                                               9,477
Frank G. Nawrotzki                                                                      5,583
Frank G. Nawrotzki                                                                     13,158
Lori Zager                                                                              9,156
Sony Corporation of America                                                         1,769,922
Dan DeAngelis                                                                          12,518


                 HOLDERS OF SHARES OF SERIES B-1 PREFERRED STOCK
                 -----------------------------------------------

                           NAME                                                  NUMBER OF SHARES
                           ----                                                  ----------------
Sony Corporation of America                                                           761,259


                  HOLDERS OF SHARES OF SERIES C PREFERRED STOCK
                  ---------------------------------------------

                           NAME                                                  NUMBER OF SHARES
                           ----                                                  ----------------
Convergence Partners                                                                  456,878
Geneva Group International                                                             29,166
J & W Seligman                                                                      2,196,531
Sony Corporation                                                                      292,870
Viventures                                                                             87,379
ABS Employees' Venture Fund Limited Partnership                                       393,800
Charles F. Adams                                                                       21,839
Carsten S. Andersen                                                                    50,000
Alfred J. Anzalone Family Limited Partnership                                          25,188
Howard Balter                                                                          72,214
Robert Bantle                                                                          21,839
Peter T. Barnhart                                                                      21,840
Bastech, Inc.                                                                          21,840
James V. Bent                                                                          22,669
Richard M. Berkeley                                                                    10,000
Malcolm Berman IRA                                                                     21,839
Adolfo Bezamat                                                                         43,678
Alfred Bluh & Shirley Bluh JT TEN                                                      21,863
Boatright Irrevocable Trust                                                            21,839
John S. Boggs IRA                                                                      21,839
Donald L. Braddock, Trustee Chartered PSP                                              21,839
Daniel R. Breen                                                                        21,839
Bridgewood Capital Partners, L.P.                                                      52,023
Lawrence D. Buhl III                                                                   28,900
Jerry L. Cain & Taryn D. Cain Intervivos Trust                                         21,839
Angelo C. Cavallaro, Trustee of the Olivia M.
Cavallaro Family Trust                                                                 21,588



Chesel Congregations of America                                                        43,678
Jonathan Cohen/Turtle & Co.                                                            21,839
Convergence Entrepreneurs Fund I, L.P.                                                  4,624
Convergence Ventures I, L.P.                                                          115,607
Jeffrey E. Cooley Revocable Trust of 1998                                              21,839
Cotran Investments Ltd.                                                               121,800
John D. Craft                                                                          21,839
Christopher W. Cramer                                                                  30,000
Crestwood Capital International, Ltd.                                                 205,202
Crestwood Capital Partners II, L.P.                                                    28,902
Crestwood Capital Partners, LP                                                        291,908
Alexander T. Daignault, Jr.                                                            25,188
Hans Davidsson                                                                         43,353
T. Wayne Davis                                                                         21,840
John Anthony DeBello                                                                   12,000
Dotson Interactive Inc.                                                                36,398
E Technology Group LLC                                                                100,000
Everest Venture Partners - I, LP                                                       21,839
F & F Partners                                                                         21,839
David Falk                                                                             21,839
Farley Family Trust Dated 3/23/98                                                      21,839
Nicholas H. Felzen & Anthony S. Felzen, JT                                             72,255
William Ferguson, Jr.                                                                  21,839
Laurel Finch                                                                              867
Paul Fiorita                                                                           21,839
Laurence Freed as Trustee of the Declaration Trust of
Laurence Freed Dated 8/5/96                                                            21,839
David A. Friedman Revocable Trust                                                      21,839
David E. Gernert                                                                       21,840
Kirt H. Gilliland                                                                       2,168
Greystone Ltd                                                                          21,839
Christopher C. Grieb                                                                   25,188
Gunpowder Ventures, LLC                                                                21,839
Robert P. Guyton, Jr.                                                                  36,270
H & K Partnership LLC                                                                  40,300
HBA Partnership                                                                        36,421
Charles R. Hart, Jr.                                                                   15,113
John T. Hayt                                                                           21,839
Grace Clark Hornby                                                                     21,839
William Howell                                                                         29,119
Jason W. Hughes                                                                        25,000
David S. Hungerford                                                                    21,839
James R. Hunter                                                                        21,839



Craig Irving                                                                           25,000
Robert K. Jermain                                                                      21,839
Philip C. Johnson                                                                       5,000
Scott and Marie Johnson                                                                21,839
Susannah R.S. Jonas                                                                    50,375
James F. Jordan                                                                        22,669
Michael Jordan                                                                         21,839
JPK Partners                                                                           72,797
Steven M. Kaplan                                                                       29,167
John N. Kapoor Trust, Dated 9/20/89                                                    36,399
Dean P. Kasperzak Revocable Trust of 1998                                              21,839
Sara Jane Kasperzak                                                                    21,840
KBCS Inc.                                                                              21,839
Kendell Communications, Inc.                                                           72,254
Sharon Kiss                                                                            43,353
Albert Lamar                                                                           28,900
Lamoreaux Partners                                                                    502,890
Jonathan Larkin                                                                        21,839
Mr. and Mrs. W. Robert Lepczyk                                                         21,839
Robert J. Lichter, Trustee for Lichter Venture
Group-Defined Benefit Plan Trust                                                       36,127
Robert J. Lichter, Trustee for Lichter Family Trust                                    36,127
Lincoln Trust Co. Custodian FBO Charles Hart                                           25,188
James V. Mahern, Jr.                                                                    4,335
Simon S. Mani, Trustee for the Simon Mani Family Trust                                 30,225
Lawrence Marcus                                                                         5,780
Maresol LP                                                                             21,676
David B. Marino                                                                        15,000
Joe Marsh                                                                              21,839
Roger R. Mayer Revocable Living Trust                                                  43,826
Mark A. Medearis                                                                        1,445
MLS-1, LP, LLP                                                                         21,839
Richard Moran                                                                          21,863
MTV Capital Limited Partnership 3600 West Main                                        100,578
Lily Mulvany                                                                           22,165
Joerg Neumann                                                                          21,000
Albert and Pearl Nipon                                                                 21,839
Northport II Private Equity LLC                                                        21,839
Donald D. Notman, Jr.                                                                   2,168



Odyssey Capital, L.P., By Its General Partner,
Odyssey Capital, Inc.                                                                  75,433
Paul Otellini                                                                          43,353
Ottley Properties, LLC                                                                 43,353
James B. Pace                                                                          21,840
Ari & Ruthy Parnes                                                                     65,517
Loren C. Paulsen Jr.                                                                   43,353
Guilermo Perales                                                                       43,353
Charles A. Perry, Jr.                                                                  21,839
Russell D. Phelon Rev. Lvg. Trust Dated 6/12/90                                        21,839
Pictet & Cie                                                                          300,000
Robert D. Pinsky                                                                       21,839
John C. Pohlhaus                                                                       21,839
Curtis Polk                                                                            21,839
W. James Price Revocable Trust dated 11/6/91                                           22,669
Prism VIII Investment Partnership                                                      37,127
Roderick K. Randall                                                                    21,839
Ric-Tech Ltd.                                                                          62,862
Ritek Corporation                                                                      73,093
David B. Rogers                                                                         5,000
Jacob Safier                                                                           21,839
Wayne Saker                                                                            22,669
Kenneth R. Satterlee                                                                   36,500
Douglas C. Schluter                                                                    21,839
Thomas J. Shannon, Jr.                                                                 21,839
Sherwood Manor Partners                                                                25,188
Robert D. Siegfried                                                                    22,669
Sledmere, Inc.                                                                         22,165
South Street Funds LLC                                                                 43,678
South Street Tech, LLC                                                                 70,525
Warren H. Spar                                                                         21,839
St. Croix Capital                                                                      29,000
Standard Mortgage Holding Corporation                                                  60,450
Hans Strom                                                                             12,000
Charles L. Switzer Family Partnership, LP                                              21,839
James K. Tang Family Partnership                                                       36,522
Tek-Pan Investment Group                                                              300,000
TPB, LLC                                                                               29,119
Trans Cosmos USA, Inc.                                                                418,772
Triventures                                                                            14,559
Merrilee Turley                                                                        14,451
US Development Capital Investment Company                                             289,017



U.S.A. Fund, LLLP                                                                      90,675
Vanguard Web Ventures LLC                                                             144,509
Venture Associates Fund I                                                             289,018
Venturetec Inc.                                                                        70,783
VLG Investments 1999                                                                    6,358
Vogel Investments                                                                      21,839
The Warmenhoven 1987 Revocable Trust,
dated 12/16/87 as amended                                                              43,500
James T. Willoughby                                                                    21,839
Willow & Co.                                                                          251,517
WO College LLC                                                                         72,255
Peter J. Wood                                                                          21,587
Raymond A. Wooldridge                                                                 146,088
WOTS                                                                                   14,559


                 HOLDERS OF SHARES OF SERIES C-1 PREFERRED STOCK
                 -----------------------------------------------

                           NAME                                                  NUMBER OF SHARES
                           ----                                                  ----------------
Abacus Ventures-III, L.L.C.
Attn: Edward S. Abbott                                                              1,298,948
601 Montgomery Street, Suite 830
San Francisco, California  94111

Christopher Bancroft
Bancroft Operations                                                                   272,602
1621 North Elm Street
Denton, Texas   76201

Glynn Investment Co., L.L.C.
c/o Mr. John Glynn                                                                     40,890
Glynn Capital Management
300 Sand Hill Road
Building 4, Suite 235
Menlo Park, California  94025

Martin Fenton III
2901 Barton Skyway                                                                     24,537
Austin, Texas  78746


                 HOLDERS OF SHARES OF SERIES C-2 PREFERRED STOCK
                 -----------------------------------------------

                           NAME                                                  NUMBER OF SHARES
                           ----                                                  ----------------
National Broadcasting Company, Inc.                                                   970,874

                        HOLDERS OF SHARES OF COMMON STOCK
                        ---------------------------------
                         PURSUANT TO AGREEMENT OF MERGER
                         -------------------------------

                           NAME                                                  NUMBER OF SHARES
                           ----                                                  ----------------
Abode Development L.L.C.
715 West 23rd Street, Suite M                                                       2,394,380
Austin, Texas  78705

Douglas A. Batson
4131 Spicewood Springs Road                                                           401,608
Suite A-5
Austin, Texas  78759

Edward S. Abbott
The Abacus Companies                                                                  207,127
601 Montgomery Street, Suite 830
San Francisco, California  94111

The Schmidt Family Trust
c/o Chauncey E. Schmidt, Trustee                                                      218,028
525 Middlefield Road, Suite 140
Menlo Park, California  94025

Brian Kraff
6111 Goldtree Way                                                                     158,337
Bethesda, Maryland 20817

The Adrenaline Group, Inc.
Attn: Greg Dupertius                                                                   10,703
1050 Potomac Street N.W.
Washington, D.C.  20007

Austin Furst
138 Frogtown Road                                                                      18,866
New Canaan, Connecticut  06840

Oliver Sockwell
1685 Myrtle Street N.W.                                                                11,336
Washington, D.C.  20012

The Robert J. and Carol Ann
  Wagman Trust                                                                          6,802
Attn: Carol Ann Wagman, Trustee
8707 Burning Tree Road
Bethesda, Maryland  20817-3054

Ron Friedmann
5151 10th Road North                                                                    6,416
Arlington, Virginia  22314

Leslie Kraff
8608 Honeybee Lane                                                                      7,143
Bethesda, Maryland  20814

Steven Aldrich
825 Rivergate Place                                                                     7,143
Alexandria, Virginia  22205-2505



The Benjamin K. and Jonathan G. Abbott Irrevocable Trust
Attn: Edward S. Abbott, Trustee                                                        10,901
64 Parker Avenue
San Francisco, California  94118

Alecia C. Batson
9803 Ravenwood Cove                                                                    10,467
Austin, Texas  78750

Davis A. Batson
9803 Ravenwood Cove                                                                    10,467
Austin, Texas  78750


                  HOLDERS OF SHARES OF COMMON STOCK PURSUANT TO
                  ---------------------------------------------
                            VERSITY MERGER AGREEMENT
                            ------------------------

                           NAME                                                  NUMBER OF SHARES
                           ----                                                  ----------------
TO BE COMPLETED                                                             TO BE COMPLETED